Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies
15.	Commitments and Contingencies

Litigations and claims

To the best of the Company’s knowledge and based on information available as of December 31, 2025 and 2024, the Company is not involved in any material claims or legal actions arising from the ordinary course of business. However, the Company is exposed to various risks and uncertainties that could potentially result in litigation or claims in the future. The Company continuously evaluates these contingencies and will adjust its disclosures as necessary.

Environmental matters

The Company is subject to various environmental laws and regulations. While the Company has implemented policies and procedures to comply with these regulations, there may be instances of non-compliance that could result in potential environmental liabilities. As of December 31, 2025 and 2024, the Company is not involved in any liabilities for environmental remediation costs. However, the identification of environmental issues in the future, such as contamination or waste disposal could result in significant costs, which may have a material adverse effect on the Company’s financial condition.

Insurance coverage

The Company does not maintain insurance coverage for certain risks, including general liability, property damage, and employee-related claims. As a result, the Company may be exposed to significant financial losses in the event of such risks materializing. The absence of insurance coverage may have a material adverse effect on the Company’s financial condition and results of operations.

The Company continuously evaluates these contingencies based on the available information and will adjust its estimates and accruals as necessary.